LONG-TERM DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2017
LONG TERM DEPOSIT [Abstract]
Schedule of Long Term Deposits
	December 31,
	2017	2016

Bonds deposit (1)	$1,897	$1,709
Restricted account (2)	519	727
SWAP (3)	986	274
Other	81	75

	$3,483	$2,785

(1)	Bonds deposit of one payment of principal and interest reserves. See Note 10.
(2)	Restricted amount of $ 519 related to the hedging transaction, see details (3) below.
(3)
Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2017 the hedging amount is $ 5,800.